ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS	3 Months Ended
Mar. 31, 2012
ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS
ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

NOTE 2. ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

The principal components of accounts receivable are shown in the table below:

	March 31,	December 31,
	2012	2011
Continuing operations:
Patient accounts receivable	$1,656	$1,605
Allowance for doubtful accounts	(367)	(382)
Estimated future recoveries from accounts assigned to our Conifer subsidiary	70	62
Net cost reports and settlements receivable (payable) and valuation allowances	24	(39)
	1,383	1,246
Discontinued operations:
Patient accounts receivable	42	46
Allowance for doubtful accounts	(13)	(15)
Estimated future recoveries from accounts assigned to our Conifer subsidiary	2	2
Net cost reports and settlements receivable (payable) and valuation allowances	3	(1)
	34	32
Accounts receivable, net	$1,417	$1,278

Our self-pay collection rate, which is the blended collection rate for uninsured and balance after insurance accounts receivable, was approximately 27.9% and 27.7% as of March 31, 2012 and December 31, 2011, respectively. These self-pay collection rates include payments made by patients, including co-payments and deductibles paid by patients with insurance, prior to an account being classified and assigned to our Conifer Health Solutions (“Conifer”) revenue cycle management services subsidiary. Our estimated collection rate from managed care payers was approximately 98.0% and 98.2% at March 31, 2012 and December 31, 2011, respectively, which includes collections from point-of-service through collections by our Conifer subsidiary. As of March 31, 2012 and December 31, 2011, our allowance for doubtful accounts for self-pay uninsured was 89.8% and 88.4%, respectively, of our self-pay uninsured patient accounts receivable. As of March 31, 2012 and December 31, 2011, our allowance for doubtful accounts for self-pay balance after insurance was 54.9% and 57.5%, respectively, of our self-pay balance after insurance patient accounts receivable, consisting primarily of co-pays and deductibles owed by patients with insurance. Our self-pay write-offs, including uninsured and balance after insurance accounts, increased approximately $24 million from $203 million in the three months ended March 31, 2011 to $227 million in the three months ended March 31, 2012 primarily due to an increase in patient account assignments being pursued by our Conifer subsidiary. This increase was not a result of negative trends experienced in the collection of amounts from self-pay patients, but was the result of a delay in the timing of assigning these receivables to Conifer in the prior year. As of March 31, 2012 and December 31, 2011, our allowance for doubtful accounts for managed care was 8.7% and 8.8%, respectively, of our managed care patient accounts receivable.

The estimated costs (based on selected operating expenses, which include salaries, wages and benefits, supplies and other operating expenses) of caring for our self-pay patients for the three months ended March 31, 2012 and 2011 were approximately $108 million and $94 million, respectively. Our estimated costs (based on the selected operating expenses described above) of caring for charity care patients for the three months ended March 31, 2012 and 2011 were $32 million and $28 million, respectively. Most states include an estimate of the cost of charity care in the determination of a hospital’s eligibility for Medicaid disproportionate share hospital (“DSH”) payments. Revenues attributable to DSH payments and other state-funded subsidy payments for the three months ended March 31, 2012 and 2011 were approximately $45 million and $128 million, respectively. These payments are intended to mitigate our cost of uncompensated care, as well as reduced Medicaid funding levels.